Exhibit 10.2

SECOND AMENDMENT TO CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

This Second Amendment to Convertible Note Subscription Agreement (this “Amendment”) is entered into as of March 9, 2024, by and among Iris Acquisition Corp, a Delaware corporation (“Iris”), Iris Parent Holding Corp., a Delaware corporation (“ParentCo”), Ewon Comfortech Co., Ltd., a South Korean company (“Subscriber”) and Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”). Each of Iris, ParentCo, Subscriber and Liminatus is also referred to herein as a “Party” and, collectively, the “Parties”.

RECITALS

WHEREAS, Iris, ParentCo and Subscriber entered into that certain Convertible Note Subscription Agreement, dated November 28, 2022 (the “Note Subscription Agreement”);

WHEREAS, the Parties previously entered into that certain Amendment to Note Subscription Agreement, dated August 14, 2023, to among other things, extend the Closing Date (as defined in the Subscription Agreement) to March 9, 2024;

WHEREAS, the Parties desire to further amend the Note Subscription Agreement as set forth herein; and

WHEREAS, Section 10(h) of the Note Subscription Agreement provides that the Note Subscription Agreement may only be amended by a written instrument executed by each of the Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Note Subscription Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

1.           Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Note Subscription Agreement.

2.             Second Amendment to Note Subscription Agreement.

(a)             Section 7. Clause (c) of the first sentence of Section 7 of the Note Subscription Agreement is hereby amended and restated in its entirety to read as follows:

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“by written notice from Subscriber given any time on or after July 31, 2024, if the Closing has not occurred by such date and the terminating party’s breach was not the primary reason the Closing failed to occur by such date, (the termination events described in clauses (a)–(c) above, collectively, the “Termination Events”); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination or common law intentional fraud in the making of any representation or warranty hereunder, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach or fraud.”

3.         Effect on Note Subscription Agreement. Except as set forth in this Second Amendment, all of the terms, covenants, agreements, and conditions of the Note Subscription Agreement shall remain in full force and effect in accordance with its original terms.

4.           Prior Agreements. This Second Amendment supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements and writings will have no further force or effect, and the parties to any such other negotiation, commitment, agreement or writing will have no further rights or obligations thereunder.

5.          Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereto that would call for the application of the laws of any other jurisdiction.

6.            Counterparts, Facsimile Signatures. This Second Amendment may be executed in any number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which constitute, collectively, one and the same Second Amendment. Signatures transmitted by electronic means such as email or facsimile shall have the same legal effect as an original signature hereto.

[Signature page to follow.]

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IN WITNESS WHEREOF, this Second Amendment to Convertible Note Subscription Agreement has been duly executed and delivered by each of the Parties as of the date first above written.

IRIS

Iris Acquisition Corp

By:	/s/ Sumit Mehta
Name:	Sumit Mehta
Title:	Chief Executive Officer

PARENTCO

Iris Parent Holding Corp.

By:	/s/ Chris Kim
Name:	Chris Kim
Title:	CEO, Secretary and Treasurer

SUBSCRIBER

Ewon Comfortech Co., Ltd.

By:	/s/Kyeong Hoon
Name:	Kyeong Hoon
Title:	CEO

LIMINATUS

Liminatus Pharma, LLC

By:	/s/ Chris Kim
Name:	Chris Kim
Title:	CEO, Secretary and Treasurer

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